UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2009

FIDELITY D & D BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA		18512
(Address of principal executive offices)		(Zip Code)

(570) 342-8281

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fidelity D & D Bancorp, Inc. (the “Company”), Fidelity Deposit and Discount Bank (the “Bank”), the wholly-owned subsidiary of the Company, and Steven C. Ackmann, former President and Chief Executive Officer of the Company and the Bank, entered into a Release Agreement (the “Release”) which became effective September 7, 2009 in connection with Mr. Ackmann’s previously announced resignation effective August 31, 2009.

Among various provisions, the material terms of the Release are summarized as follows:

•                  Mr. Ackmann’s previous employment agreement with the Company and Bank dated as of July 11, 2007 is terminated, except for the restrictive covenant;

•                  Mr. Ackmann will receive an amount equal to one month of his annual salary;

•                  Mr. Ackmann agrees to release the Corporation and its affiliates from all claims related to his employment and employment agreement;

•                  Mr. Ackmann agrees to certain cooperation and non-disparagement conditions; and

•                  Mr. Ackmann agrees not to disclose any of the Company’s confidential information and return any confidential documents and information to the Company.

The Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also as of September 1, 2009, the Bank and Mr. Ackmann entered into a Consulting Agreement (the “Agreement”).  Among various provisions, the material terms of the Agreement are summarized as follows:

•                  Mr. Ackmann is hired to perform certain duties as a consultant for the Bank until March 31, 2010;

•                  The Bank agrees to pay Mr. Ackmann an amount equal to his base salary for seven (7) months and COBRA health care for him and his dependents through August 31, 2010;

•                  Mr. Ackmann agrees not to disclose any of the Corporation’s or Bank’s confidential information learned during the term of the Agreement; and

•                  Mr. Ackmann agrees to certain cooperation and non-disparagement conditions.

The Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)         Exhibits

Exhibit Number	Description
99.1	Release Agreement by and among Fidelity D & D Bancorp, Inc., Fidelity Deposit and Discount Bank and Steven C. Ackmann.
99.2	Consulting Agreement between Fidelity Deposit and Discount Bank and Steven C. Ackmann.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC.
(Registrant)

Dated: September 8, 2009	/s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Release Agreement by and among Fidelity D & D Bancorp, Inc., Fidelity Deposit and Discount Bank and Steven C. Ackmann.
99.2	Consulting Agreement between Fidelity Deposit and Discount Bank and Steven C. Ackmann.